SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2013

CENTRAL VALLEY COMMUNITY BANCORP
(Exact Name of Registrant as Specified in Charter)

California	000-31977	77-0539125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 N. Financial Drive, Suite 101, Fresno, California	93720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (559) 298-1775

(Former Name or Former Address, if Changed Since Last Report)          Not Applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 20, 2013, Central Valley Community Bancorp and Visalia Community Bank issued a Joint Press Release to announce regulatory approvals for Central Valley Community Bancorp to acquire Visalia Community Bank.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Central Valley Community Bancorp and Visalia Community Bank Joint Press Release dated May 20, 2013, announcing that required regulatory approval has been received by the Securities and Exchange Commission, Federal Deposit Insurance Corporation, California Department of Financial Institutions and the Federal Reserve Bank authorizing Central Valley Community Central Valley Community Bancorp to acquire Visalia Community Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Valley Community Bancorp

Date: May 20, 2013	By:	/s/ Daniel J. Doyle
Name: Daniel J. Doyle
Title: President and Chief Executive Officer (principal executive officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1
Central Valley Community Bancorp and Visalia Community Bank Joint Press Release dated May 20, 2013, announcing regulatory approvals for Central Valley Community Bancorp to acquire Visalia Community Bank.